UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report

March 26, 2004

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue, Wheeling, West Virginia	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 233-0060

Former name or former address, if changed since last report Not Applicable

ITEM 5. OTHER EVENTS.

Press release dated March 25, 2004, First West Virginia Bancorp, Inc. announces year end and fourth quarter 2003 earnings.

ITEM 7. Financials and Exhibits

Exhibits
99	Press release dated March 25, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FIRST WEST VIRGINIA BANCORP, INC.
(Registrant)

/s/ Charles K. Graham
Charles K. Graham
President and Chief Executive Officer

Date: March 25, 2004